NEWS FLASH FROM CHINA

                                          [GRAPHIC:  U.S. GLOBAL INVESTORS LOGO]

FOR ONE-YEAR PERFORMANCE AS OF 3/31/97:

The CHINA REGION OPPORTUNITY FUND has earned Lipper's #1 ranking among Asia ex Japan funds...

*****

 ...and a 5-star rating from Morningstar.

OUR FUND HAS BEEN FEATURED IN:
INVESTOR'S BUSINESS DAILY, MUTUAL FUNDS MAGAZINE, MUTUAL FUND INVESTING, MONEY, LOUIS RUKEYSER'S MUTUAL FUNDS, DONOGHUE, NO-LOAD FUND INVESTOR & FABIAN PREMIUM INVESTMENT RESOURCE

[GRAPHIC:  PHOTO OF BIN SHI]

"The CHINA REGION OPPORTUNITY FUND invests solely in the region with the most long-term growth potential of any part of the world. No economy has so bright a future for growth and expansion."
                                                      BIN SHI, portfolio manager

CHINA REGION OPPORTUNITY FUND
          Investment Goal:    long-term capital appreciation
          Risk Profile:       Low                  *    High
          Sales Charge:       none
          Portfolio Manager: Bin Shi, a native of Shanghai Investment Advisor: U.S. Global Investors, Inc.

WHY CHINA NOW?
China's booming economy and underdeveloped capital markets provide a rare opportunity for investors. Sweeping change is creating a new, more capitalist system as the world's largest population strives to become as wealthy and successful as the West.

Their burgeoning demand for consumer goods has beckoned foreign investors from all parts of the world. And the materials and energy required to build the massive construction projects underway in China are fuelling the global market for natural resources.

As China is on the cusp of emerging into global economic stature, now is the time to build a position in the CHINA REGION OPPORTUNITY FUND.

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Take advantage of this opportunity NOW

Open a new account with a minimum of $1000 or Add to your existing account with $50 or more

Call 1-800-557-2297, ext 201
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Must be  accompanied  or preceded  by a current  prospectus.  Lipper  Analytical
Services ranked the Fund #1 out of 62 Asia ex Japan funds for the one-year period ended 3/31/97. Morningstar uses a proprietary rating system to show historical, risk-adjusted performance. These ratings may change monthly and are calculated from the funds' one-, three-, five- and ten-year (when available) average annual returns in excess of 90-day Treasury bill returns, with an appropriate adjustment for fees and expenses and with a risk factor reflecting the funds' performance below 90-day T-bill returns.The one-year ranking is calculated using the same methodology but is not a component of the overall ranking. Morningstar awards five stars to funds in the top 10% of their category, four stars to funds in the next 22.5%, three stars to the next 35%, two stars to the next 22.5% and one star to funds in the bottom 10%. Morningstar awarded the Fund 5 and 2 stars out of 939 and 478 international equity funds for the 1- and 3-year periods ended 3/31/97. Past performance is no guarantee of future results. Investment returns and principal will fluctuate so you may have a gain or loss when you sell shares.

 ................................................................................
[X] YES! I need to learn more about the benefits of the China Region Opportunity Fund. Please RUSH me a FREE investment guide and prospectus today.

                                          [GRAPHIC:  U.S. GLOBAL INVESTORS LOGO]

                                                     FOR IMMEDIATE RESPONSE CALL
                                                        1-800-557-2297, EXT. 202

[ ]  PLEASE ENCLOSE AN IRA INVESTMENT GUIDE.

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Daytime Phone..................................................           CHI260